Exhibit 10.1

                                   ASSIGNMENT

     WHEREAS, I, Lam Ko Chau, citizen of Canada, residing at 6066 Vineyard Road,
Ottawa, Ontario K1C 2M5, CANADA, have made certain inventions and discoveries disclosed in US Provision Patent Application Serial No. 60/312,371, entitled
METHOD AND SYSTEM FOR FINGERPRINT ENCODING AND AUTHENTICATION, filed on August
16, 2001; US Patent Application Serial No. 09/965,809, entitled METHOD AND
SYSTEM FOR FINGERPRINT ENCODING AND AUTHENTICATION, filed on October 1, 2001;
and PCT International Patent Application PCT/CA02/01274, entitled METHOD AND
SYSTEM FOR FINGERPRINT ENCODING AND AUTHENTICATION, filed on August 15, 2002
(hereinafter referred to as the "Applications");

     AND WHEREAS, LISKA BIOMETRY, INC., whose full post office address is 157A
Healey Road, Candia, New Hampshire 03034, UNITED STATES OF AMERICA, (hereinafter referred to as the "Assignee") is desirous of acquiring the entire right, title, and interest in and to said inventions and discoveries, and in and to the
Applications inclusive of any and all priority rights derived therefrom for any and all countries in the world, and in and to any and all Letters Patent issuing in any and all countries in the world, to be granted for said inventions and discoveries based on said Applications or on patent applications filed in any country claiming priority from said Applications;

     NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, I the assignor, do hereby sell, assign, transfer, and set over unto the Assignee, its successors and assigns, my entire right, title and interest in and to the inventions and discoveries disclosed in the Applications, and in and to the Applications and any continuations or divisions thereof and all priority rights derived therefrom, and in and to any and all patent applications and any continuations or divisions thereof filed in any country claiming priority from the Applications, and in and to all Letters Patent which may be granted upon the Applications or upon patent applications filed in any and all countries in the world including the United States of America, claiming priority from the Applications, and in and to any and all reissues, substitutions, or prolongations thereof; the same to be held and enjoyed by the
Assignee for its own use and behoof, and for the use and behoof of its successors and assigns, to the full end of the term or terms for which said
Letters Patent, or reissues, substitutions, or prolongations thereof may be granted, as fully and entirely as the same would have been held and enjoyed by me had this assignment and sale not been made;

     AND I hereby agree that, upon request, and without further consideration, but at the expense of the Assignee, I will communicate to the Assignee or its representatives or nominees any facts known to me respecting said inventions and discoveries and testify in any legal proceedings, sign all lawful papers, execute all divisional, continuing, and reissue applications, make all rightful oaths and generally aid the Assignee, its successors, assigns, and nominees to obtain and enforce proper patent protect for said inventions and discoveries in all countries, and I further agree to execute any and all further papers which may be necessary or desirable to vest or perfect the title of the Assignee, its successors and assigns, in and to said inventions and discoveries, and in an to any and all Letters Patent or reissues thereof which may be granted upon applications in any and all countries in the world;

     AND I hereby authorize and request any official whose duty it is to issue patents to issue each and every Letters Patent to be granted upon the aforesaid applications in any and all countries, and each and every reissue of said
Letters Patent, to the Assignee, its successors and assigns, as the assignee of my entire right, title and interest therein, in accordance with this assignment.

SIGNED at Ottawa this 27th day of February, 2003

/s/ Lam Ko Chau
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Lam Ko Chau

John Hollander                                       /s/ John Hollander
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WITNESS' NAME                                        WITNESS' SIGNATURE